                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934

       Date of Report (Date of earliest event reported) September 23, 2004
                                                        ------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        New York                        0-3319                   13-1784308
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

                   One Commerce Park, Valhalla, NY              10595
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               (Address of Principal Executive Offices)        (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On September 23, 2004, the registrant and Villa Sistemi Medicali
S.p.A. ("Villa Sistemi"), a subsidiary of the registrant, entered into a loan agreement (the "Villa Loan Agreement"), a copy of which is attached hereto as
EXHIBIT 99.01 and incorporated herein by reference. The terms of the Villa Loan
Agreement provide for a loan of Euro 500,000 by Villa Sistemi to the registrant
(the "Villa Loan").

          On September 23, 2004, the registrant entered into a waiver, consent and amendment ("Amendment No. 5") to that certain loan and security agreement by and among the registrant, Bertan High Voltage Corp., RFI Corporation, Del
Medical Imaging Corp. and GE Business Capital Corporation f/k/a/ Transamerica
Business Capital Corporation (the "Lender") dated June 10, 2002 (the "Loan and
Security Agreement"). A copy of Amendment No. 5 to the Loan and Security
Agreement is attached hereto as EXHIBIT 99.02 and incorporated herein by reference. The following summary of Amendment No. 5 to the Loan and Security
Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement. The terms of the
Loan and Security Agreement were amended to provide that the Lender (i) waives certain Events of Default (as defined in the Loan and Security Agreement), (ii)
consents to the use of proceeds of the Loans (as defined in the Loan and
Security Agreement) to make payments to the Department of Defense of the United
States in connection with the settlement of the investigation conducted by the
Department of Justice of the United States with respect to RFI Corporation (the
"Settlement"), (iii) consents to the registrant incurring the Villa Loan, the proceeds of which will be used to partially fund the payments due in connection with the Settlement, (iv) consents to the cancellation of certain intercompany indebtedness of Villa Sistemi to the registrant, (v) consents to the payment to the registrant of the proceeds of the Villa Loan and a dividend from Villa
Sistemi and (vi) consents to the sale of substantially all of the assets of Del
High Voltage, a division of the registrant.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          As described in Item 1.01 above, the registrant entered into the Villa
Loan Agreement on September 23, 2004. The terms of the Villa Loan Agreement provide for a loan of Euro 500,000 by Villa Sistemi to the registrant (the
"Villa Loan"). The Villa Loan is due together with any interest thereon on the earlier of (i) the consummation by the registrant of the sale of Villa Sistemi and another subsidiary of the registrant, Del Medical Imaging Corp., or (ii)
January 24th, 2005. The Villa Loan is subordinated to the registrant's obligation under the Loan and Security Agreement.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            Not Applicable

      (b)   Pro Forma Financial Information.

            Not Applicable

      (c)   Exhibits.

            99.01  Villa Loan  Agreement  dated  September 23, 2004 between the registrant and Villa Sistemi.

            99.02  Amendment No.5 dated as of September 23, 2004 to the Loan and
                   Security  Agreement by and among the registrant,  Bertan High
                   Voltage Corp., RFI Corporation, Del Medical Imaging Corp. and
                   GE Business Capital Corporation f/k/a/ Transamerica  Business
                   Capital Corporation, dated as of June 10, 2002.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DEL GLOBAL TECHNOLOGIES CORP.
                                                       (Registrant)

Date:  September 28, 2004
                                               By: /s/ Walter Schneider
                                                  ------------------------------
                                                  Walter Schneider
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.01            Villa Loan  Agreement  dated  September  23,  2004  between the registrant and Villa Sistemi.

99.02            Amendment  No.5 dated as of September  23, 2004 to the Loan and
                 Security  Agreement  by and among the  registrant,  Bertan High
                 Voltage Corp., RFI  Corporation,  Del Medical Imaging Corp. and
                 GE Business Capital  Corporation f/k/a/  Transamerica  Business
                 Capital Corporation, dated as of June 10, 2002.